PERSPECTIVE II (04/19) INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (ICC18 VA775) Home Office: Lansing, Michigan www.jackson.com First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Customer Care: 800-873-5654 Overnight Mail: 1 Corporate Way Fax: 800-943-6761 Lansing, MI 48951 Email: customercare@jackson.com Linking/BIN/Brokerage Acct. Number (if applicable) Jackson pre-assigned Contract Number (if applicable) Primary Owner PLEASE PRINT CLEARLY Type of Ownership: Individual/Joint Custodian Trust Corporation/Pension Plan Government Entity Please see the Social Security Number or Tax ID Number Phone Number (include area code) Good Order Checklist for additional requirements. Country of Residence U.S. Citizen Yes No Sex Male Female Date of Birth (mm/dd/yyyy) Email Address (print clearly) If U.S. citizenship is not selected, and a Social First Name Middle Name Last Name Security Number with a U.S. address is listed, along Non-Natural Owner/Entity Name (if applicable) with the absence of any other foreign indicator, Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Jackson National Life Insurance Physical Address City State ZIP Company (Jackson) will assume an active U.S. Mailing Address Line 1 Mailing Address Line 2 citizenship status. Mailing Address City State ZIP ICC18 VDA 800 04/19 Page 1 of 12 V775 04/19

LONG-TERM SMART Joint Owner Social Security Number Date of Birth (mm/dd/yyyy) Email Address (print clearly) Country of Residence U.S. Citizen Yes No Sex Male Female In the case of First Name Middle Name Last Name Joint Owners, all correspondence Relationship to Owner Phone Number (include area code) and required documentation will be sent to the address of Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 the Primary Owner. Physical Address City State ZIP Primary Annuitant Complete this Social Security Number Date of Birth (mm/dd/yyyy) Phone Number (include area code) section if different than Primary Owner. If Primary Country of Residence Annuitant section is left U.S. Citizen Yes No Sex Male Female blank, the Annuitant will First Name Middle Name Last Name default to the Primary Owner. Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Joint/Contingent Annuitant Complete this section if Social Security Number Joint Annuitant Not Applicable Date of Birth (mm/dd/yyyy) different than Joint Owner. If Contingent Annuitant Joint Annuitant Country of Residence section is left blank, the Joint U.S. Citizen Yes No Sex Male Female Annuitant will default to the First Name Middle Name Last Name Joint Owner. Contingent Relationship to Primary Annuitant Phone Number (include area code) Annuitant must be Annuitant's spouse. Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Available only on a Qualified plan custodial account when Physical Address City State ZIP electing a Joint GMWB. ICC18 VDA 800 04/19 Page 2 of 12 V775 04/19

LONG-TERM SMART Beneficiary(ies) It is required for Percentage of Good Order Primary Sex Male Female % that the Death Benefit Percentage of Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner Death Benefit be whole numbers and must total First Name Middle Name Last Name 100% for each beneficiary type. Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) If Percentage of Death Benefit is left blank, all beneficiaries Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 will receive equal shares. Physical Address City State ZIP Please use form X3041 for additional beneficiaries. Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP ICC18 VDA 800 04/19 Page 3 of 12 V775 04/19

LONG-TERM SMART Annuity Type The Variable Annuity Non-Tax Qualified IRA - Traditional* Roth IRA* SEP 403(b) TSA Automatic Withdrawal Stretch IRA Non-Qualified Stretch Roth Conversion Other: Request form (V4370) may be *Tax Contribution Year(s) and Amounts: required if a Stretch Annuity Year: $ Year: $ Type is elected. Premium Payment External Transfers: The Select method of payment and note approximate amount: Request for Transfer or Check Attached $ Check In Transit $ Wire $ Exchange of Assets form (X3783) must Anticipated total amount from internal transfer(s) $ be submitted if Jackson is to request the Anticipated total amount from external transfer(s) to be requested by Jackson $ release of funds. Anticipated total amount from external transfer(s) to be requested by Advisor or Owner (Jackson will NOT request funds) $ If Jackson is NOT requesting funds, please provide the following information: For more than Transfer Anticipated two account transfers, Company releasing funds Account number Maturity date type transfer amount please provide Full account $ information on Partial the Letter of Instruction form Full (X4250) and $ submit with Partial application. Statement Regarding Existing Policies or Annuity Contracts It is required for Good Order I (We) certify that with regard to Jackson or any other company: that this entire (Please select one) section be completed. I (We) do not have existing life I (We) do have existing life insurance COMPLETE insurance policies or annuity contracts. policies or annuity contracts. X0512 " REPLACEMENT OF LIFE Notice to Advisor: If the Applicant does have existing life insurance policies or annuity contracts you must INSURANCE OR present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state ANNUITIES" variations apply) and return the notice, signed by both the Advisor and Applicant, with the Application. WHERE REQUIRED (must be dated Are you replacing an existing life insurance policy or annuity contract? Yes No on or before the Application Sign Date to be in Good Order). Annuitization/Income Date Specify Income Date (mm/dd/yyyy) If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. ICC18 VDA 800 04/19 Page 4 of 12 V775 04/19

LONG-TERM SMART Systematic Investment (periodic premium reallocation programs) Only the Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 10. Investment Division(s) and Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. the 1-Year Fixed Account Option Frequency: Monthly Quarterly Semiannually Annually (subject to availability) as Start Date (mm/dd/yyyy): OR Immediately after issue. selected in the Premium Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the Allocation section will frequency you select) from the date Jackson applies the initial Premium payment. If no frequency is selected, the participate in frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which Automatic the transfer will occur does not always include this date, Jackson will default the start date and all subsequent Rebalancing. transfer dates to the 28th. If funds are received after the designated start date, the program will begin one frequency from the designated start date. If DCA+ allocation is 100%, use the Premium Allocation section Other Special Dollar Cost below to allocate your Designated Option(s). Systematic Averaging (DCA+) Investment If DCA+ allocation is less than 100%, use Systematic Investment % ($15,000 contract minimum) Options may be Form (V2375) to allocate your Designated Option(s). available. 6-month Please see If selected, the total number of elections in the Premium Allocation (030) Systematic section may not exceed 98. Investment 12-month The 6- or 12-month DCA+ account will earn interest at the rate of form (V2375). (032) the 1-Year Fixed Account Option unless a promotional rate applies. DCA+is not available if electing the LifeGuard Freedom Flex DB Guaranteed Minimum Withdrawal Benefit, the LifeGuard Freedom Accelerator DB Guaranteed Minimum Withdrawal Benefit, the 5% Roll-Up Guaranteed Minimum Death Benefit or EarningsMax on pages 8 and 9. Premium Allocation Tell us how you want your % Traditional Investments % Traditional Investments % Traditional Investments annuity Equity Investments Equity Investments Equity Investments Premiums (cont. from previous column) (cont. from previous column) invested. Whole JNL Multi-Manager percentages Mid Cap (663) JNL/Franklin Templeton JNL/MFS Mutual Shares (064) Mid Cap Value (207) only. TOTAL JNL Multi-Manager ALLOCATION Small Cap Growth (116) JNL/Invesco Diversified JNL/PPM America MUST EQUAL Mid Cap Value (293) JNL Multi-Manager Dividend (365) 100%. Small Cap Value (208) JNL/Invesco JNL/PPM America Small Cap Growth (195) Value Equity (106) Total number JNL/American Funds (150) JNL/T. Rowe Price of allocation Balanced JNL/JPMorgan selections may JNL/American Funds MidCap Growth (101) Established Growth (111) not exceed 99. Blue Chip Income JNL/T. Rowe Price and Growth (339) JNL/The London Company Focused U.S. Equity Mid-Cap Growth (112) JNL/American Funds (639) Growth (395) JNL/Mellon Dow Index JNL/T. Rowe Price Value (149) JNL/American Funds (145) Growth-Income (342) JNL/Mellon Equity Income Certain JNL/AQR Large Cap (606) broker-dealers Defensive Style (699) JNL/Mellon Nasdaq 100 may limit the Index (222) Investment JNL/BlackRock Large Cap Divisions and/or Select Growth (102) JNL/Mellon S&P 400 PREMIUM ALLOCATIONS MidCap Index Fixed Account JNL/ClearBridge (124) CONTINUED ON PAGES 6 Options Large Cap Growth (364) JNL/Mellon S&P 500 AND 7. available under Index (123) the Contract. JNL/DFA Please see U.S. Core Equity (115) JNL/Mellon S&P 1500 Client JNL/DFA Growth Index (366) Acknowledg- U.S. Small Cap (612) JNL/Mellon S&P 1500 ments on page 11. JNL/Franklin Templeton Value Index (367) Growth Allocation (062) JNL/Mellon Small Cap JNL/Franklin Templeton Index (128) Income (075) ICC18 VDA 800 04/19 Page 5 of 12 V775 04/19

LONG-TERM SMART Premium Allocation (continued from page 5) Total number of allocation % Traditional Investments % Traditional Investments % Traditional Investments selections may not exceed 99. Equity Investments International Specialty (cont. from previous page) (cont. from previous column) JNL/DoubleLine Shiller JNL/Vanguard JNL/Mellon MSCI World Enhanced CAPE (659) Capital Growth (373) Index (183) JNL/Mellon Index 5 JNL/Vanguard JNL/Oppenheimer (242) Global Growth (173) Tell us how you Equity Income (374) JNL/Mellon MSCI KLD 400 want your JNL/Vanguard U.S. Stock JNL/Vanguard Social Index (667) annuity Market Index (668) International (375) Premiums JNL/Morningstar Wide invested. Whole JNL/WMC Balanced JNL/Vanguard International Moat Index (690) Stock Market Index percentages (104) (670) JNL/RAFI Fundamental only. TOTAL JNL/WMC Value JNL/WCM Focused Asia Developed (298) ALLOCATION (179) International Equity (640) MUST EQUAL JNL/RAFI Fundamental Europe (299) 100%. % Traditional Investments % Traditional Investments JNL/RAFI Fundamental International Sector U.S. Small Cap (702) JNL/American Funds Capital JNL/Mellon Communication JNL/RAFI Multi-Factor Income Builder (685) Services Sector (191) U.S. Equity (703) JNL/American Funds JNL/Mellon Consumer JNL/S&P 4 Global Growth (638) Discretionary Sector (185) (292) JNL/American Funds Global JNL/Mellon Consumer JNL/S&P Competitive Small Capitalization (341) Staples Sector (368) Advantage (274) JNL/American Funds JNL/Mellon Energy Sector JNL/S&P Dividend International (343) (190) Income & Growth (278) JNL/American Funds JNL/Mellon Financial JNL/S&P International 5 New World (344) Sector (189) (654) JNL/BlackRock Advantage JNL/Mellon Healthcare Sector (188) JNL/S&P International (700) Intrinsic Value (279) JNL/Causeway International JNL/Mellon Industrials JNL/S&P Mid 3 Value Select (126) Sector (369) (363) JNL/DFA International JNL/Mellon Information Technology Sector JNL/S&P Total Yield Core Equity (701) (187) (280) JNL/Franklin Templeton JNL/Mellon Materials Sector (370) Global (069) % Traditional Investments JNL/Mellon Real Estate JNL/Franklin Templeton Sector (371) Fixed Income International JNL/American Funds Small Cap (250) JNL/Mellon Utilities Sector (635) Global Bond (340) JNL/GQG Emerging JNL/Crescent Markets Equity (675) High Income (660) JNL/Harris Oakmark JNL/DoubleLine (656) Global Equity Core Fixed Income (127) JNL/Invesco China-India JNL/DoubleLine Emerging (273) Markets Fixed Income (661) JNL/Invesco International JNL/DoubleLine Growth (113) Total Return (636) JNL/Lazard Emerging JNL/Fidelity Institutional Markets (077) Asset Management JNL/Lazard International Total Bond (110) Strategic Equity (630) JNL/Mellon Emerging PREMIUM ALLOCATIONS Markets Index (349) CONTINUED ON PAGE 7. JNL/Mellon International Index (129) ICC18 VDA 800 04/19 Page 6 of 12 V775 04/19

LONG-TERM SMART Premium Allocation (continued from pages 5 and 6) Tell us how you want your % Traditional Investments % Alternative Strategies % Asset Allocation annuity (cont. from previous column) (cont. from previous column) Premiums Fixed Income invested. Whole (cont. from previous page) JNL/FAMCO Flex Core JNL/American Funds percentages JNL/Franklin Templeton Covered Call (398) Moderate Growth only. TOTAL Global Multisector JNL/JPMorgan Allocation (357) ALLOCATION Bond (348) Hedged Equity (688) JNL/American Funds MUST EQUAL JNL/JPMorgan JNL/Neuberger Berman Growth Allocation (358) 100%. U.S. Government & Currency (614) JNL/DFA Quality Bond (109) JNL/Nicholas Moderate Growth Total number JNL/Mellon Bond Index Convertible Arbitrage (603) Allocation (665) (133) of allocation JNL/Westchester Capital JNL/DFA selections may JNL/Neuberger Berman Event Driven (658) Growth Allocation (664) not exceed 99. Strategic Income (361) JNL/S&P JNL/PIMCO Income % Tactically Managed Strategies Managed (372) JNL iShares Tactical Conservative (227) JNL/PIMCO Investment Moderate (389) JNL/S&P Grade Credit Bond (604) Managed Moderate (226) Fixed Account JNL iShares Tactical Options are not JNL/PIMCO Moderate Growth (390) JNL/S&P available if Real Return (078) JNL iShares Tactical Managed Moderate electing the JNL/PPM America Growth (391) Growth (117) LifeGuard Floating Rate Income (346) Freedom Flex JNL/BlackRock JNL/S&P DB Guaranteed JNL/PPM America Global Allocation (345) Managed Growth (118) Minimum High Yield Bond (136) JNL/FPA + DoubleLine JNL/S&P Withdrawal JNL/PPM America (305) Managed Aggressive Benefit, the Flexible Allocation Growth (119) LifeGuard Total Return (662) JNL/JPMorgan Global Freedom JNL/T. Rowe Price Allocation (644) JNL/Vanguard Accelerator DB Short-Term Bond (076) Moderate ETF Guaranteed JNL/T. Rowe Price Allocation (672) JNL/Vanguard Global Capital Appreciation Minimum (637) JNL/Vanguard Bond Market Index (671) Withdrawal Moderate Growth ETF Benefit, the 5% JNL/WMC Government % Asset Allocation Allocation (673) Roll-Up Money Market (107) Guaranteed JNL Conservative JNL/Vanguard Allocation (380) Growth ETF Minimum Death % Alternative Investments Benefit or JNL Moderate Allocation (674) EarningsMax on Alternative Assets Allocation (381) pages 8 and 9. JNL/BlackRock Global JNL Moderate % Fixed Account Options Natural Resources (066) Growth Allocation (070) 1-Year JNL/First State JNL Growth (041) Global Infrastructure (347) Allocation (071) 3-Year JNL/Heitman U.S. Focused JNL Aggressive (043) Real Estate (687) Growth Allocation (072) 5-Year JNL/Invesco JNL Institutional (045) Global Real Estate (206) Alt 25 (301) 7-Year JNL Institutional (047) % Alternative Strategies Alt 50 (303) NOTE: The Contract permits Jackson, JNL/AQR without advance notice (state Large Cap Relaxed variations may apply), to restrict the Constraint Equity (068) amount of Premium payments into, and the amount and frequency of JNL/Boston Partners transfers between, into and from, any Global Long Short Fixed Account Option; to close any Equity (653) Fixed Account Option; and to require transfers from a Fixed Account Option. JNL/Eaton Vance Accordingly, you should consider Global Macro Absolute whether investment in a Fixed Account Return Advantage (629) Option is suitable given your investment objectives. ICC18 VDA 800 04/19 Page 7 of 12 V775 04/19

LONG-TERM SMART Add-On Guaranteed Minimum Withdrawal Benefits May select only one For Life GMWB or GMWB. 1 All Add-On LifeGuard Freedom Flex LifeGuard Freedom Flex DB 1,6,8 GMWBs may For Life GMWB with Annual Step-Up (Ages 35-80) For Life GMWB with 6% Bonus, Annual Step-Up, not be available Must select both a Bonus and and Death Benefit (Ages 35-75) in all states or Income Stream Option for Good Order. Income Stream Option (GAWA%) 2 : (Must select one) through all 2 broker-dealers, Bonus%: AND Income Stream Option (GAWA%) : and once Income Stream Max selected cannot 5% Income Stream Max be changed. Income Stream Value 6% Income Stream Value Add-On 7% LifeGuard Freedom Net 1 GMWBs: For Life GMWB with 6% Bonus, Annual Step-Up, and Additional Earnings-Sensitive Withdrawal Amount (Ages 35-80) charges will 1,3,4,5 LifeGuard Freedom Flex w/ Joint Option 2 apply. Please Income Stream Option (GAWA%) : (Must select one) see the Joint For Life GMWB with Annual Step-Up (Ages 35-80) prospectus for Must select both a Bonus and Income Stream Max details. Income Stream Option for Good Order. 2 Income Stream Value Bonus%: AND Income Stream Option (GAWA%) : Election Age 5% Income Stream Max limitations 1,3,4,5 apply based on LifeGuard Freedom Net w/ Joint Option 6% Income Stream Value the age of the Joint For Life GMWB with 6% Bonus, Annual Step-Up, and Owner(s) or Earnings-Sensitive Withdrawal Amount (Ages 35-80) 7% Covered Lives. 2 Income Stream Option (GAWA%) : (Must select one) 1 Income Stream Max LifeGuard Freedom Accelerator For Life GMWB with Deferral Credits Income Stream Value and Annual Step-Up (Ages 45-80) 7 LifeGuard Freedom Accelerator MarketGuard Stretch w/ Joint Option1,3,4,5 GMWB (Ages 0-80) Joint For Life GMWB with Deferral Credits Original Owner's Date of Death (mm/dd/yyyy) and Annual Step-Up (Ages 45-80) 1,6,8 LifeGuard Freedom Accelerator DB For Life GMWB with Deferral Credits, 1 Annual Step-Up and Death Benefit (Ages 45-75) AutoGuard 5 5% GMWB with Annual Step-Up (Ages 0-80) May not be selected on beneficiary Stretches or Non-Qualified Stretches. Availability of the Income Stream Options (Guaranteed Annual Withdrawal Amount percentage (GAWA%) table options) are subject to change. Please consult your advisor for availability. Varying charges apply. For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plans, excluding custodial accounts, 100% primary spousal Beneficiary designation is required. Please ensure the Primary Beneficiary section on page 3 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant. May not be selected in combination with an Add-On Guaranteed Minimum Death Benefit on page 9. May only be selected on beneficiary Stretches and Non-Qualified Stretches. May not be selected in combination with an Add-On Guaranteed Minimum Death Benefit on page 9. Premium payments may not be allocated to the Systematic Investment Program DCA+ on page 5 or to the Fixed Account Options on page 7. Add-On Benefits are continued on page 9. ICC18 VDA 800 04/19 Page 8 of 12 V775 04/19

LONG-TERM SMART Add-On Guaranteed Minimum Death Benefits If no Add-On GMDB is May select only one GMDB. selected your beneficiary(ies) will receive the 1 (Ages 0-79) standard death Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit benefit. Please see the 1,2 prospectus for 5% Roll-Up Guaranteed Minimum Death Benefit (4% if the Owner is age 70 or older on the date of issue) (Ages 0-79) details. With Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit All Add-On Without Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit Benefits may not be available in all states or May not be selected on beneficiary Stretches, Non-Qualified Stretches or in combination with LifeGuard Freedom Flex DB, through all LifeGuard Freedom Accelerator DB or MarketGuard Stretch on page 8. broker-dealers, Premium payments may not be allocated to the Systematic Investment Program DCA+ on page 5 or to the Fixed Account and once Options on page 7. selected cannot be changed. Other Add-On Benefits Withdrawal Options Add-On GMDBs and Other Add-On 1, 2 Benefits: 4-Year Withdrawal Charge Schedule (Ages 0-85) Additional charges will If selected, Premium payments will not be accepted after the first Contract Year. apply. Please see the Notice to Advisor only: If selected, all Program Options may not be available. prospectus for details. Earnings Protection Benefit 1, 2 Election Age EarningsMax (Ages 0-75) limitations apply based on May not be selected on beneficiary Stretches, Non-Qualified Stretches or in combination with MarketGuard Stretch on page 8. the age of the Premium payments may not be allocated to the Systematic Investment Program DCA+ on page 5 or to the Fixed Account Owner(s) or Options on page 7. Covered Lives. Telephone/Electronic Authorization If no election By checking " Yes," I (we) authorize Jackson to accept instructions to initiate or discontinue Systematic Investment is made, options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment Jackson will options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint default to Owner, or from my (our) Advisor, subject to Jackson's administrative procedures. " No." Do you consent to Telephone/Electronic Transfer Authorization? Yes No This authorization Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic is not extended authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting to Authorized from a failure to use such procedures. I (We) release Jackson, its affiliates, subsidiaries, and advisors from all Callers. damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us). ICC18 VDA 800 04/19 Page 9 of 12 V775 04/19

LONG-TERM SMART Authorized Caller This authorization If you want to authorize an individual other than your Advisor to receive Contract information via telephone and/or is not extended in writing, please list that individual's information here. to Telephone/ Electronic First Name Middle Name Last Name Authorization. Social Security Number Date of Birth (mm/dd/yyyy) Electronic Delivery Authorization If no election is Do you consent to Electronic made, Jackson Delivery of documents? Yes No will default to " No." Check the box(es) next to the types of documents you wish to receive electronically. If Electronic Delivery is Selection of authorized, but no document type is selected, the selection will default to "All Documents." "ALL DOCUMENTS" ALL DOCUMENTS Prospectuses and prospectus supplements Annual and Semiannual reports currently excludes Transaction confirmations Other Contract-related correspondence quarterly statements and tax documents. My email address is: Please provide I (We) will notify the company of any new email address. one email address and print clearly. This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of a document's availability on Jackson's website. For jointly owned contracts, all Joint Owners are consenting to If you authorize electronic delivery and use of the single email address above. Please contact the appropriate Jackson Service Center Electronic or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request Delivery but do paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for not provide an compliance reasons. Registration on Jackson's website (www.jackson.com) is required for electronic delivery of email address Contract-related correspondence. or the address is illegible, Electronic The computer hardware and software requirements that are necessary to receive, process and retain electronic Delivery will communications that are subject to this consent are as follows: To view and download material electronically, you not be initiated. must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. Notice to Applicant Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. ICC18 VDA 800 04/19 Page 10 of 12 V775 04/19

LONG-TERM SMART Client Acknowledgments 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be re-determined each Redetermination Date. The re-determined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Only applicable to Contracts with a Fixed Account Option.) 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Only applicable to Contracts with a Fixed Account Option.) 10. I (We) understand that Jackson issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial advisor. 11. I acknowledge and represent that I have executed this application, and that my signature below (including my electronic signature) is my true and valid signature. I further authorize Jackson to accept any electronic signature that I may make to this application. 12. I (We) understand that certain broker-dealers may limit the Investment Divisions, Fixed Account Options, and/or Add-On Benefits available under the Contract. I (We) have discussed these limitations with my (our) advisor and have been provided with a list of Investment Divisions, Fixed Account Options and Add-On Benefits currently available for election through my (our) broker-dealer. I (We) understand that any application including an allocation to an Investment Division or Fixed Account Option or election of an Add-On Benefit not available through my (our) broker-dealer will not be accepted. I (We) understand that the Investment Divisions, Fixed Account Options, and/or Add-On Benefits not available through my (our) broker-dealer may be available through other broker-dealers. Client Signatures It is required for Owner's Signature Date Signed (mm/dd/yyyy) State where signed Good Order that all applicable parties to the Owner's Title (required if owned by an Entity) Contract sign here. Joint Owner's Signature Date Signed (mm/dd/yyyy) Required replacement forms must be signed on or Annuitant's Signature (if other than Owner) Date Signed (mm/dd/yyyy) State where signed before the application signature date. Joint Annuitant's Signature (if other than Joint Owner) Date Signed (mm/dd/yyyy) Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency ICC18 VDA 800 04/19 Page 11 of 12 V775 04/19

LONG-TERM SMART Advisor Acknowledgments Complete this certification I certify that: regarding sales material section I did not use sales material(s) during the presentation of this Jackson product to the applicant. only if: Your client I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. has other In addition, copies of all approved sales material(s) used during the presentation were left with the applicant. existing policies or annuity contracts By signing this form, I certify that: AND Will be either 1. I am authorized and qualified to discuss the Contract herein applied for. terminating any 2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this of those transaction is suitable given the client's financial situation and needs. existing policies or using the 3. The Advisor's Certification Regarding Sales Material has been answered correctly. funds from existing policies 4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that to fund this this replacement (if applicable) is consistent with that position. new Contract. 5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief. 6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 7. I have complied with requirements for disclosures and/or replacements as necessary. 8. I have discussed all applicable limitations to Investment Divisions, Fixed Account Options, and/or Add-On Benefit availability with the applicant and have provided the applicant with a list of Investment Divisions, Fixed Account Options, and Add-On Benefits currently available for election. Program Options Note: Advisor #1 Signature Date Signed(mm/dd/yyyy) Jackson Advisor No. If no option is indicated, the designated default will be First Name Middle Name Last Name used. All Advisor (print clearly) (include area code) certifications, Email Address Business Phone Number Extension licenses and trainings must be completed Program Options Percentage prior to application A B C D E % execution. If Percentage is If more than one Advisor is participating in a Program Option on this case, please provide the additional Advisor left blank, all names, Jackson Advisor numbers and percentages for each (Advisor # 1-4 totaling 100%). Advisors will receive equal shares. Advisor #2 Name Jackson Advisor No. Percentage % Advisor #3 Name Jackson Advisor No. Percentage % Advisor #4 Name Jackson Advisor No. Percentage % ICC18 VDA 800 04/19 Page 12 of 12 V775 04/19